Exhibit 99.1

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA

(Unaudited)

	Quarter Ended				Year Ended
Segment and Consolidated Operating Results (in thousands):	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2012
Huron Healthcare:
Revenues	$63,465	$62,707	$74,999	$87,591	$288,762
Operating income	$15,838	$20,072	$33,868	$41,086	$110,864
Segment operating income as a percent of segment revenues	25.0%	32.0%	45.2%	46.9%	38.4%
Huron Education and Life Sciences:
Revenues	$27,676	$31,834	$33,863	$36,054	$129,427
Operating income	$6,458	$9,187	$12,406	$10,232	$38,283
Segment operating income as a percent of segment revenues	23.3%	28.9%	36.6%	28.4%	29.6%
Huron Legal:
Revenues	$41,383	$45,907	$46,153	$51,475	$184,918
Operating income	$9,511	$12,499	$11,479	$10,828	$44,317
Segment operating income as a percent of segment revenues	23.0%	27.2%	24.9%	21.0%	24.0%
Huron Financial:
Revenues	$5,849	$4,283	$6,689	$5,198	$22,019
Operating income (loss)	$233	$(337)	$1,763	$229	$1,888
Segment operating income (loss) as a percent of segment revenues	4.0%	(7.9%)	26.4%	4.4%	8.6%
All Other:
Revenues	$264	$(60)	$184	$447	$835
Operating loss	$(799)	$(744)	$(428)	$(314)	$(2,285)
Segment operating loss as a percent of segment revenues	N/M	N/M	N/M	N/M	N/M
Total Company:
Revenues	$138,637	$144,671	$161,888	$180,765	$625,961
Reimbursable expenses	13,796	14,554	13,470	13,944	55,764

Total revenues and reimbursable expenses	$152,433	$159,225	$175,358	$194,709	$681,725

Statement of earnings reconciliation:
Segment operating income	$31,241	$40,677	$59,088	$62,061	$193,067
Charges not allocated at the segment level:
Other selling, general and administrative expenses	22,951	21,923	20,562	22,576	88,012
Depreciation and amortization expense	4,653	4,053	4,879	4,944	18,529
Goodwill impairment charge (1)	—	—	13,083	—	13,083

Total operating income	3,637	14,701	20,564	34,541	73,443
Other expense, net	1,533	2,178	2,176	1,908	7,795

Income from continuing operations before income tax expense	$2,104	$12,523	$18,388	$32,633	$65,648

Other Operating Data (excluding All Other):
Number of full-time billable consultants (at period end) (2):
Huron Healthcare	755	757	778	801	801
Huron Education and Life Sciences	328	373	406	413	413
Huron Legal	118	129	134	139	139
Huron Financial	67	69	65	62	62

Total	1,268	1,328	1,383	1,415	1,415
Average number of full-time billable consultants (for the period) (2):
Huron Healthcare	738	753	768	801	764
Huron Education and Life Sciences	322	348	387	413	368
Huron Legal	116	123	128	136	126
Huron Financial	68	69	67	64	67

Total	1,244	1,293	1,350	1,414	1,325

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)

(Unaudited)

	Quarter Ended				Year Ended
Other Operating Data (excluding All Other):	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	December 31, 2012
Full-time billable consultant utilization rate (3):
Huron Healthcare	83.7%	78.8%	77.4%	81.2%	80.3%
Huron Education and Life Sciences	70.8%	73.2%	73.9%	74.3%	73.1%
Huron Legal	70.7%	68.7%	66.9%	63.7%	67.4%
Huron Financial	59.6%	49.3%	56.9%	59.9%	56.3%
Total	77.8%	74.8%	74.4%	76.6%	75.9%
Full-time billable consultant average billing rate per hour (4):
Huron Healthcare	$195	$203	$251	$271	$230
Huron Education and Life Sciences	$212	$212	$214	$210	$212
Huron Legal	$234	$239	$265	$220	$240
Huron Financial	$275	$275	$368	$291	$302
Total	$206	$211	$246	$251	$229
Revenue per full-time billable consultant (in thousands):
Huron Healthcare	$76	$73	$90	$100	$339
Huron Education and Life Sciences	$73	$77	$74	$71	$295
Huron Legal	$80	$78	$81	$60	$299
Huron Financial	$81	$61	$96	$80	$318
Total	$76	$74	$85	$87	$322
Average number of full-time equivalents (for the period) (5):
Huron Healthcare	112	112	111	110	111
Huron Education and Life Sciences	28	30	33	43	33
Huron Legal	897	954	1,082	1,298	1,054
Huron Financial	2	1	3	1	2

Total	1,039	1,097	1,229	1,452	1,200
Revenue per full-time equivalents (in thousands):
Huron Healthcare	$67	$69	$56	$67	$259
Huron Education and Life Sciences	$147	$171	$165	$160	$643
Huron Legal	$36	$38	$33	$33	$140
Huron Financial (6)	$187	$41	$77	$52	$350
Total	$42	$45	$39	$39	$165

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA

(Unaudited)

	Quarter Ended				Year Ended
Segment and Consolidated Operating Results (in thousands):	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011
Huron Healthcare:
Revenues	$59,213	$73,589	$72,518	$75,064	$280,384
Operating income	$18,790	$29,967	$27,845	$29,393	$105,995
Segment operating income as a percent of segment revenues	31.7%	40.7%	38.4%	39.2%	37.8%
Huron Education and Life Sciences:
Revenues	$29,254	$30,106	$28,241	$27,727	$115,328
Operating income	$8,825	$9,142	$8,074	$7,010	$33,051
Segment operating income as a percent of segment revenues	30.2%	30.4%	28.6%	25.3%	28.7%
Huron Legal:
Revenues	$37,317	$39,972	$43,501	$51,565	$172,355
Operating income	$9,595	$9,629	$12,779	$11,210	$43,213
Segment operating income as a percent of segment revenues	25.7%	24.1%	29.4%	21.7%	25.1%
Huron Financial:
Revenues	$9,646	$8,998	$8,588	$7,679	$34,911
Operating income	$2,970	$2,768	$2,824	$1,366	$9,928
Segment operating income as a percent of segment revenues	30.8%	30.8%	32.9%	17.8%	28.4%
All Other :
Revenues	$1,191	$405	$731	$1,009	$3,336
Operating loss	$(1,724)	$(2,246)	$(687)	$(1,565)	$(6,222)
Segment operating loss as a percent of segment revenues	N/M	N/M	N/M	N/M	N/M
Total Company:
Revenues	$136,621	$153,070	$153,579	$163,044	$606,314
Reimbursable expenses	11,924	13,216	13,140	13,300	51,580

Total revenues and reimbursable expenses	$148,545	$166,286	$166,719	$176,344	$657,894

Statement of earnings reconciliation:
Segment operating income	$38,456	$49,260	$50,835	$47,414	$185,965
Charges not allocated at the segment level:
Other selling, general and administrative expenses	23,395	22,625	20,151	23,850	90,021
Depreciation and amortization expense	4,246	4,336	5,007	4,935	18,524
Goodwill impairment charge (1)	—	—	21,973	—	21,973

Total operating income	10,815	22,299	3,704	18,629	55,447
Other expense, net	3,468	3,600	3,333	1,936	12,337

Income from continuing operations before income tax expense	$7,347	$18,699	$371	$16,693	$43,110

Other Operating Data (excluding All Other):
Number of full-time billable consultants (at period end) (2):
Huron Healthcare	631	651	707	714	714
Huron Education and Life Sciences	282	282	304	313	313
Huron Legal	131	115	107	113	113
Huron Financial	75	75	73	73	73

Total	1,119	1,123	1,191	1,213	1,213
Average number of full-time billable consultants (for the period) (2):
Huron Healthcare	607	637	679	716	657
Huron Education and Life Sciences	281	283	295	309	292
Huron Legal	121	123	112	111	117
Huron Financial	77	75	74	74	75

Total	1,086	1,118	1,160	1,210	1,141

HURON CONSULTING GROUP INC.

SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)

(Unaudited)

	Quarter Ended				Year Ended
Other Operating Data (excluding All Other):	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011
Full-time billable consultant utilization rate (3):
Huron Healthcare	87.1%	74.9%	81.1%	79.8%	80.6%
Huron Education and Life Sciences	73.9%	74.9%	73.3%	68.9%	72.7%
Huron Legal	55.9%	54.9%	64.1%	68.1%	60.5%
Huron Financial	74.9%	76.3%	71.5%	66.7%	72.5%
Total	79.5%	73.0%	76.9%	75.1%	76.1%
Full-time billable consultant average billing rate per hour (4):
Huron Healthcare	$214	$292	$265	$272	$260
Huron Education and Life Sciences	$219	$224	$218	$220	$220
Huron Legal	$236	$231	$236	$248	$238
Huron Financial	$341	$315	$327	$334	$329
Total	$225	$271	$254	$260	$253
Revenue per full-time billable consultant (in thousands):
Huron Healthcare	$88	$107	$99	$95	$389
Huron Education and Life Sciences	$79	$83	$78	$72	$312
Huron Legal	$53	$55	$66	$73	$247
Huron Financial	$124	$115	$111	$98	$448
Total	$84	$96	$91	$88	$359
Average number of full-time equivalents (for the period) (5):
Huron Healthcare	92	94	102	120	103
Huron Education and Life Sciences	55	50	43	39	45
Huron Legal	863	973	1,032	1,192	1,015
Huron Financial	1	3	2	2	2

Total	1,011	1,120	1,179	1,353	1,165
Revenue per full-time equivalents (in thousands):
Huron Healthcare	$63	$55	$53	$58	$229
Huron Education and Life Sciences	$128	$133	$122	$142	$525
Huron Legal	$36	$34	$35	$36	$141
Huron Financial	$111	$134	$205	$181	$631
Total	$43	$41	$40	$41	$165

(1)	The goodwill impairment charge is not allocated at the segment level because the underlying goodwill asset is reflective of our corporate investments in the segments. We do not include the impact of goodwill impairment charges in our evaluation of segment performance.
(2)	Consists of our full-time professionals who provide consulting services and generate revenues based on the number of hours worked.
(3)	Utilization rate for our full-time billable consultants is calculated by dividing the number of hours all our full-time billable consultants worked on client assignments during a period by the total available working hours for all of these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.
(4)	Average billing rate per hour for our full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.
(5)	Consists of project consultants and contractors who work variable schedules as needed by our clients and generate revenues primarily based on number of hours worked and units produced, such as pages reviewed and data processed. Also includes full-time employees who provide software support and maintenance services to our clients.
(6)	Individual quarters do not sum to the respective full year amount due to rounding.

N/M – Not Meaningful